SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 28, 1998


                       Saxon Asset Securities Trust 1998-1
             Mortgage Loan Asset Backed Certificates, Series 1998-1

             (Exact name of registrant as specified in its charter)


     Virginia                         34-0-20552             52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                         This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On   December 28, 1998    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 28, 1998 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1998-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1998-1



Date: December 29, 1998    By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         December 28, 1998                                 6

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 28, 1998


                                                SAXON ASSET SECURITIES TRUST 1998-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-1
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           28-DEC-98                                                                                           PAGE # 1
RECORD DATE:         30-NOV-98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Certi- Certifi-
                                                                                fi-    cates
                                                                       Interest cates  Carry- Applied
                 Original        Beginning     Principal    Interest    Carry   Carry- over   Realized   Total            Ending
                 Certificate     Certificate   Distri-      Distri-    Forward  over   Amt    Loss       Distri-        Certificate
Class Cusip #    Balance         Balance       bution       bution       Amt    Amt    Paid   Amount     bution          Balance
------------------------------------------------------------------------------------------------------------------------------------
AF-1 805564AA9 118,609,000.00  76,591,655.49  6,632,917.17   414,233.20     -     N/A     N/A    N/A  7,047,150.37    69,958,738.32
AF-2 805564AB7  12,784,000.00  12,784,000.00             -    68,394.40     -     N/A     N/A    N/A     68,394.40    12,784,000.00
AF-3 805564AC5  74,108,000.00  74,108,000.00             -   398,330.50     -     N/A     N/A    N/A    398,330.50    74,108,000.00
AF-4 805564AD3  18,897,000.00  18,897,000.00             -   104,720.88     -     N/A     N/A    N/A    104,720.88    18,897,000.00
AF-5 805564AE1  34,303,000.00  34,303,000.00             -   203,531.13     -     N/A     N/A    N/A    203,531.13    34,303,000.00
AF-6 805564AF8  34,493,000.00  34,493,000.00             -   187,411.97     -     N/A     N/A    N/A    187,411.97    34,493,000.00
MF-1 805564AG6  20,696,000.00  20,696,000.00             -   121,589.00     -     N/A     N/A      -    121,589.00    20,696,000.00
MF-2 805564AH4  12,073,000.00  12,073,000.00             -    72,538.61     -     N/A     N/A      -     72,538.61    12,073,000.00
BF-1 805564AJ0  10,348,000.00  10,348,000.00             -    65,709.80     -     N/A     N/A      -     65,709.80    10,348,000.00
BF-2 805564AQ4   6,899,000.00   6,899,000.00             -    45,993.33     -     N/A     N/A      -     45,993.33     6,899,000.00
BF-3 805564AR2   1,725,000.00   1,725,000.00             -    12,362.50     -     N/A     N/A      -     12,362.50     1,725,000.00
AV-1 805564AK7  50,000,000.00  39,030,198.49  1,775,283.70   187,022.11     -       -       -    N/A  1,962,305.81    37,254,914.79
AV-2 805564AL5  64,127,000.00  48,264,361.04  2,812,958.30   231,712.13     -       -       -    N/A  3,044,670.43    45,451,402.74
MV-1 805564AM3  10,567,000.00  10,567,000.00             -    52,716.77     -       -       -      -     52,716.77    10,567,000.00
MV-2 805564AN1   8,454,000.00   8,454,000.00             -    43,725.31     -       -       -      -     43,725.31     8,454,000.00
BV-1 805564AP6   4,227,000.00   4,227,000.00             -    23,800.03     -       -       -      -     23,800.03     4,227,000.00
BV-2 805564AS0   2,818,000.00   2,818,000.00             -    21,407.70     -       -  658.59      -     22,066.29     2,818,000.00
BV-3 805564AT8     705,000.00     705,000.00             -     4,171.44     -       -       -      -      4,171.44       705,000.00
   C       N/A            N/A            N/A           N/A   546,367.74   N/A     N/A     N/A    N/A    546,367.74              N/A
   R       N/A            N/A            N/A           N/A   404,920.39   N/A     N/A     N/A    N/A    404,920.39              N/A

====================================================================================================================================
 TOTALS        485,833,000.00 416,983,215.02 11,221,159.17 3,210,658.94    -      -    658.59     -  14,432,476.70   405,762,055.85
====================================================================================================================================

  Grp I        344,935,000.00  302,917,655.49 6,632,917.17 1,694,815.32                               8,327,732.49   296,284,738.32
 Grp II        140,898,000.00  114,065,559.53 4,588,242.00   564,555.49                               5,153,456.08   109,477,317.53

===============
LIBOR RATE  5.04234%
===============

Factor Information Per $1,000 of the Original Balance   Pass Through Rate
--------------------------------------------------------------------------------------------------------------------------------
                    Principal     Interest       Interest       Certificates     Certificates       End Prin       Current Pass
Class   Cusip #     Distribution  Distribution   Carry Forward     Carryover    Carryover Paid      Balance        Through Rate
--------------------------------------------------------------------------------------------------------------------------------
 AF-1  805564AA9  55.92254525      3.49242638       0.0000000               N/A            N/A    589.8265589        6.4900%
 AF-2  805564AB7            -      5.35000000       0.0000000               N/A            N/A   1000.0000000        6.4200%
 AF-3  805564AC5            -      5.37500000       0.0000000               N/A            N/A   1000.0000000        6.4500%
 AF-4  805564AD3            -      5.54166693       0.0000000               N/A            N/A   1000.0000000        6.6500%
 AF-5  805564AE1            -      5.93333324       0.0000000               N/A            N/A   1000.0000000        7.1200%
 AF-6  805564AF8            -      5.43333343       0.0000000               N/A            N/A   1000.0000000        6.5200%
 MF-1  805564AG6            -      5.87500000       0.0000000               N/A            N/A   1000.0000000        7.0500%
 MF-2  805564AH4            -      6.00833347       0.0000000               N/A            N/A   1000.0000000        7.2100%
 BF-1  805564AJ0            -      6.35000000       0.0000000               N/A            N/A   1000.0000000        7.6200%
 BF-2  805564AQ4            -      6.66666618       0.0000000               N/A            N/A   1000.0000000        8.0000%
 BF-3  805564AR2            -      7.16666667       0.0000000               N/A            N/A   1000.0000000        8.6000%
 AV-1  805564AK7  35.50567400      3.74044220       0.0000000         0.0000000      0.0000000    745.0982958        5.2273%
 AV-2  805564AL5  43.86542798      3.61333183       0.0000000         0.0000000      0.0000000    708.7716990        5.2373%
 MV-1  805564AM3            -      4.98881139       0.0000000         0.0000000      0.0000000   1000.0000000        5.4423%
 MV-2  805564AN1            -      5.17214455       0.0000000         0.0000000      0.0000000   1000.0000000        5.6423%
 BV-1  805564AP6            -      5.63047788       0.0000000         0.0000000      0.0000000   1000.0000000        6.1423%
 BV-2  805564AS0            -      7.59677076       0.0000000         0.0000000      0.2337079   1000.0000000        8.2874%
 BV-3  805564AT8            -      5.91693617       0.0000000         0.0000000      0.0000000   1000.0000000        6.4548%
-----------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                              600 Travis Street, 10th Floor
                                 Houston, Texas
                                 (713) 216-4756
                     ---------------------------------------
                               CHASE BANK OF TEXAS
                                 MASTER SERVICER

                                       -6-

                                              SAXON ASSET SECURITIES TRUST 1998-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1998-1
                                                STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        28-Dec-98                                                                                PAGE #    2
RECORD DATE:      30-Nov-98

                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Mortgage Principal Balance                               296,284,738.32      109,477,317.53
                    Prepayment Amount                                                              6,400,170.13        4,489,735.15
                    Liquidation Amount                                                                     -             351,433.15
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                    -              35,891.67
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                      9.43089%
                    Group II Net Rate                                                                                     9.11612%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                           665,601.78
                    The Largest Mortgage Loan Balance Outstanding in Group II                                          874,247.38

                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                                 128,498.29       47,527.28
                     Master Servicing Fees                                                            7,572.94        2,851.64
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period

                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                      30-59 Days    85      2.51238%     7,443,804.05            28     3.52126%         3,854,975.72
                      60-89 Days    28      0.81957%     2,428,265.89             7     1.01949%         1,116,114.28
                      90+ Days      10      0.25322%       750,261.11             0     0.00000%                    -
                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                              104                26
 (iii)              Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                            7,517,047.27          3,481,139.66
                    Number of Mortgage Loans in Foreclosure in Prior Month                          122                 33
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                        Prior Month                                                             9,461,425.18          4,756,618.58
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                               -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                 46                       15
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings     3,689,780.71         1,605,957.49

                                                                                                -----------------------------------

                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                20                 5
                    Aggregate book value of REO Preperties                                        1,292,058.20         808,645.72
                                                                                                -----------------------------------


                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech            187                47
                                                                                 Ameriquest          N/A                 1
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech        13,947,542.45     6,221,605.76
                                                                                 Ameriquest          N/A              96,352.53
                                                                                ---------------------------------------------------
                             CHASE BANK OF TEXAS
                                MASTER SERVICER

                                      -7-